Exhibit 10.11

FIRST AMENDMENT TO

FINANCING AGREEMENT AND WAIVER

This FIRST AMENDMENT TO FINANCING AGREEMENT AND WAIVER (this “Amendment”), dated as of March 1, 2004, is entered into by and among HALL KINION & ASSOCIATES, INC., a Delaware corporation (“HKA”), GROUP-IPEX, INC., a California corporation (“Ipex”), ONSTAFF ACQUISITION CORP., a Delaware corporation (“Onstaff” and together with HKA and Ipex, each individually, a “Company” and collectively, jointly and severally, the “Companies”), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (“CIT”).

RECITALS

A. The Companies and CIT previously entered into that certain Financing Agreement dated as of June 13, 2003 (the “Financing Agreement”), pursuant to which CIT provides loans and other financial accommodations to the Companies from time to time.

B. The Companies have requested that CIT waive compliance with and amend certain terms of the Financing Agreement and provide the Companies with certain other accommodations.

C. CIT is willing to agree to such waiver and amendments to the Financing Agreement and to provide such other accommodations all on the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings set forth in the Financing Agreement.

2. Waiver. As of the end of January 2004 and February 2004, the Companies were not in compliance with the covenant set forth in Section 7.10(b) of the Financing Agreement. As a result thereof, Events of Default have occurred under the Financing Agreement. CIT hereby waives compliance by the Companies with such covenant solely with respect to the months ending January 31, 2004 and February 29, 2004 and agrees that such noncompliance shall not constitute Events of Default under the Financing Agreement

3. Amendments.

(a) The definition of “Empire House Reserve” set forth in Section 1 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“Empire House Reserve shall mean an Availability Reserve in an amount equal to one hundred percent (100%) of the proceeds derived from the sale of the Empire House.”

(b) Clause (ii) of Section 7.9(c) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) either all or substantially all of any of the Companies’ assets, which do not constitute Collateral, provided, that HKA may sell the Empire House for fair market value in an arms length transaction on terms satisfactory to CIT, so long as the net proceeds derived from such sale are delivered to CIT for application on the outstanding Revolving Loans and the Empire House Reserve is established immediately after such sale is consummated;”

4. Overadvance Facility. As an accommodation to the Companies, CIT will within the Line of Credit and so long as no Default or Event of Default has occurred under the Financing Agreement, from time to time during the period from March 12, 2004 through April 16, 2004, make available to the Companies loans and advances in excess of the maximum amount available to the Companies as computed pursuant to Section 3.1 of the Financing Agreement (the “Overadvance Facility”); provided that, (a) the aggregate outstanding amount under such Overadvance Facility shall not exceed $600,000 at any time, (b) such Overadvance Facility shall be reduced to zero and repaid in full upon the earlier of April 16, 2004 or the termination of the Financing Agreement and (c) such Overadvance Facility shall (i) be made subject to, and in accordance with, all of the terms, provisions and conditions of the Financing Agreement, (ii) bear interest at the rate set forth in Section 8 of the Financing Agreement and (iii) constitute Obligations under the Financing Agreement and be secured by all liens upon, and security interest in, all Collateral and any other assets or property now or hereafter subject to a lien or security interest securing the Obligations.

5. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the “Amendment Effective Date”):

(a) CIT shall have received this Amendment, duly executed and delivered by the Companies no later than March 3, 2004.

(b) Each of the representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

6. Representations and Warranties. In order to induce CIT to enter into this Amendment and to provide the waiver and accommodations and amend the Financing

Agreement in the manner provided in this Amendment, the Companies represent and warrant to CIT as of the Amendment Effective Date as follows:

(a) Power and Authority. Each Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Financing Agreement as amended by this Amendment.

(b) Authorization of Agreements. The execution and delivery of this Amendment by the Companies and the performance by the Companies of the Financing Agreement, as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by each Company.

(c) Representations and Warranties in the Financing Agreement. Each Company confirms that as of the Amendment Effective Date, the representations and warranties contained in Section 7 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing.

7. Miscellaneous.

(a) Reference to and Effect on the Existing Financing Agreement.

(i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement shall be unmodified and continue in full force and effect and is hereby ratified and confirmed.

(ii) The execution and delivery of this Amendment and performance of the Financing Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of CIT under, the Financing Agreement or any agreement or document executed in connection therewith.

(iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(b) Accommodation Fee. To further induce CIT to enter into this Amendment, the Companies hereby agree to pay to CIT an accommodation fee of $25,000, which fee shall be due and payable by the Companies and fully earned by CIT as of the date hereof.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment.

(e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

HALL, KINION &ASSOCIATES, INC.,
a Delaware corporation

By:	/S/ DAVE HEALEY
Name:	Dave Healey
Title:	Treasurer

GROUP-IPEX, INC.,
a California corporation

By:	/S/ DAVE HEALEY
Name:	Dave Healey
Title:	Treasurer

ONSTAFF ACQUISITION CORP.,
a Delaware corporation

By:	/S/ DAVE HEALEY
Name:	Dave Healey
Title:	Treasurer

THE CIT GROUP/BUSINESS
CREDIT, INC.,
a New York corporation

By:	/S/ JEANNETTE M. BEHM
Name:	Jeannette M. Behm
Title:	Vice President

Each of the undersigned confirms that the foregoing Amendment shall not affect, modify or diminish such undersigned’s obligations under any instruments of Guaranty and/or any related pledge or security agreements executed in favor of CIT, that their respective Guaranty and/or any related pledge or security agreements shall extend to and include the Overadvance Facility and reaffirms and ratifies each of the terms and conditions of such Guaranty and/or related pledge or security agreements.

TKO PERSONNEL, INC.		ICPLANET CORPORATION

By:	/s/ Dave Healey	By:	/S/ DAVE HEALEY
Name:	Dave Healey	Name:	Dave Healey
Title:	Treasurer	Title:	Treasurer

TKI ACQUISITION		HUNTINGTON
CORPORATION		ACQUISITION
CORPORATION

By:	/S/ DAVE HEALEY	By:	/S/ DAVE HEALEY
Name:	Dave Healey	Name:	Dave Healey
Title:	Treasurer	Title:	Treasurer

INTERACTIVE ACQUISITION		TA ACQUISITION CORPORATION
CORPORATION

By:	/S/ DAVE HEALEY	By:	/S/ DAVE HEALEY
Name:	Dave Healey	Name:	Dave Healey
Title:	Treasurer	Title:	Treasurer

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